SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 27, 2004


                             TIER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




           California                  000-23195                 94-3145844
(State or other jurisdiction of       (Commission              (IRS Employer
        of incorporation)              File Number)          Identification No.)

        2001 N. Main Street, Suite 500                           94596
            Walnut Creek, California
    (Address of principal executive offices)                   (Zip Code)



                                 (925) 937-3950
              (Registrant's telephone number, including area code)



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Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits


 (c)     Exhibits.

          99.1 Press release of the Registrant dated January 27, 2004 announcing financial results for the quarter ended December 31, 2003.

Item 12.   Results of Operations and Financial Condition

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Commission.

     On January 27, 2004, the registrant issued a press release announcing its financial results for the first quarter ended December 31, 2003. A copy of the press release is furnished with this Current Report as Exhibit 99.1.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TIER TECHNOLOGIES, INC.



                                    By: /s/ Jeffrey A. McCandless
                                        ----------------------------
                                          Jeffrey A. McCandless
                                          Chief Financial Officer


Date: January 28, 2004



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Exhibit No.                                 Description
-----------                                 -----------

 99.1 Press release of the Registrant dated January 27, 2004 announcing financial results for the quarter ended December 31, 2003